UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2023

FINANCIAL STRATEGIES ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41133	85-1792560
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2626 Cole Avenue, Suite 300

Dallas, Texas

75204

(Address of principal executive offices)

Registrant’s telephone number, including area code: (972) 560-4815

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	FXCO	The Nasdaq Stock Market LLC
Warrants to acquire one share of Class A Common Stock	FXCOW	The Nasdaq Stock Market LLC
Rights to acquire one-tenth of one share of Class A Common Stock	FXCOR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement or a Registrant.

As previously disclosed, on December 9, 2022, Financial Strategies Acquisition Corp. (the “Company”) issued an unsecured promissory note in the principal amount of $600,000 (the “Promissory Note”) to an affiliate of its co-sponsors, Temmelig Investor LLC, a Delaware limited liability company (the “Lender”), pursuant to which the Lender agreed to loan to the Company up to $600,000 in connection with the extension of the date (the “Termination Date”) by which the Company must consummate an initial business combination (“Business Combination”). The Promissory Note does not bear interest and matures upon the earlier of (a) the closing of a Business Combination and (b) the Company’s liquidation. The principal of the Promissory Note may be drawn down from time to time in up to 12 equal amounts of $50,000, such amount representing approximately $0.081 per unredeemed Public Share (as defined below). In the event that the Company does not consummate a Business Combination, the Promissory Note will be repaid only from amounts remaining outside of the trust account (the “Trust Account”) established in connection with the Company’s initial public offering (the “IPO”), if any. Upon the consummation of a Business Combination, the Lender may elect to convert any portion or all of the amount outstanding under the Promissory Note into private units of the Company (each, a “Private Unit”), each Private Unit consisting of one share of the Company’s Class A common stock, par value $0.0001 per share (“Common Stock”), one warrant to purchase one share of Common Stock and one right to receive one-tenth of one share of Common Stock upon the consummation of a Business Combination, at a conversion price of $10.00 per Private Unit. Such Private Units will be identical to the private placement units issued to the Company’s co-sponsors at the time of the IPO.

On April 11, 2023, the Company effected the fifth drawdown of $50,000 under the Promissory Note and caused the Lender to deposit such sum into the Trust Account in connection with the extension of the Termination Date from April 14, 2023 to May 14, 2023. Such amounts will be distributed either to: (i) all of the holders of shares of Common Stock issued as part of the units sold in the IPO (“Public Shares”) upon the Company’s liquidation or (ii) holders of Public Shares who elect to have their shares redeemed in connection with the consummation of a Business Combination.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 11, 2023

FINANCIAL STRATEGIES ACQUISITION CORP.

By:	/s/ Alexander V. Schinzing
Name:	Alexander V. Schinzing
Title:	Chief Executive Officer